JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from July 1, 2014 to December 31, 2014

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Small Cap Growth Fund
Trade Date 7/18/2014
Issuer Sage Therapeutics, Inc. (SAGE) IPO
Cusip 78667J10
Shares 48,600
Offering Price $18.00
Spread $1.260
Cost $874,800
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.32%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Leerink Partners / Canaccord Genuity
Fund JPMorgan Small Cap Value Fund
Trade Date 7/18/2014
Issuer Sage Therapeutics, Inc. (SAGE) IPO
Cusip 78667J10
Shares 14,300
Offering Price $18.00
Spread $1.260
Cost $257,400
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.32%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Leerink Partners / Canaccord Genuity
Fund JPMorgan Small Cap Value Fund
Trade Date 7/18/2014
Issuer TerraForm Power, Inc. (TERP) IPO
Cusip 88104R10
Shares 22,400
Offering Price $25.00
Spread $1.740
Cost $560,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.47%
Syndicate Members Goldman, Sachs & Co. / Barclays / Citigroup / J.P. Morgan / Macquarie Capital / Santander / FBR
Fund JPMorgan Small Cap Value Fund
Trade Date 7/18/2014
Issuer Globant S.A. (GLOB) IPO
Cusip L4438510
Shares 36,600
Offering Price $10.00
Spread $0.700
Cost $366,000
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 2.42%
Syndicate Members J.P. Morgan / Citigroup / Credit Suisse / William Blair / Cowen and Company / LOYAL3 Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 7/24/2014
Issuer Intersect ENT, Inc. (XENT) IPO
Cusip 46071F10
Shares 18,200
Offering Price $11.00
Spread $0.770
Cost $200,200
Dealer Executing Trade Piper Jaffray
% of Offering  purchased by firm 1.42%
Syndicate Members J.P. Morgan / Piper Jaffray / Leerink Partners / Wedbush PacGrow Life Sciences
Fund JPMorgan Small Cap Value Fund
Trade Date 7/30/2014
Issuer Catalent, Inc. (CTLT) IPO
Cusip 14880610
Shares 108,800
Offering Price $20.50
Spread $1.030
Cost $2,230,400
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.62%
Syndicate Members Morgan Stanley / J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities / Blackstone Capital Markets / Piper Jaffray / Raymond James / Wells Fargo Securities / William Blair / Evercore
Fund JPMorgan Small Cap Value Fund
Trade Date 7/31/2014
Issuer HealthEquity, Inc. (HQY) IPO
Cusip 42226A10
Shares 21,600
Offering Price $14.00
Spread $0.980
Cost $302,400
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 3.15%
Syndicate Members J.P. Morgan / Wells Fargo Securities / Raymond James / Baird / SunTrust Robinson Humphrey
Fund JPMorgan Large Cap Value Fund
Trade Date 7/31/2014
Issuer Synchrony Financial (SYF) IPO
Cusip 87165B10
Shares 70,600
Offering Price $23.00
Spread $0.690
Cost $1,623,800
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.07%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / Citigroup / Morgan Stanley / Barclays / BofA Merrill Lynch / Credit Suisse / Deutsche Bank Securities / BNP Paribas / HSBC / Mizuho Securities / MUFG / RBC Capital Markets / RBS / Santander / SMBC Nikko / Societe Generale / Banca IMI / Blaylock Beal Van, LLC / CastleOak Securities, L.P. / Commerzbank / Credit Agricole CIB / Fifth Third Securities / Guggenheim Securities / ING / Keefe, Bruyette & Woods, A Stifel Company / Lebenthal Capital Markets / Loop Capital Markets / Mischler Financial Group, Inc. / Ramirez & Co., Inc. / The Williams Capital Group, L.P.
Fund JPMorgan Small Cap Value Fund
Trade Date 10/2/2014
Issuer VWR Corporation (VWR) IPO
Cusip 91843L10
Shares 59,300
Offering Price $21.00
Spread $1.155
Cost $1,245,300
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.93%
Syndicate Members BofA Merrill Lynch / Goldman, Sachs & Co. / J.P. Morgan / Barclays / Deutsche Bank Securities / Citigroup / Jefferies / William Blair / Cowen and Company / Mizuho Securities / SMBC Nikko / Drexel Hamilton / Loop Capital Markets
Fund JPMorgan Small Cap Value Fund
Trade Date 10/3/2014
Issuer FMSA Holdings Inc. (FMSA) IPO
Cusip 30255X10
Shares 67,500
Offering Price $16.00
Spread $0.840
Cost $1,080,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley / Wells Fargo Securities / Barclays / Goldman, Sachs & Co. / Jefferies / J.P. Morgan / KeyBanc Capital Markets / RBC Capital Markets / Baird / Cowen and Company / PNC Capital Markets LLC / Raymond James / Scotiabank / Howard Weil / Simmons & Company International / Tudor, Pickering, Holt & Co.
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/8/2014
Issuer HubSpot, Inc. (HUBS) IPO
Cusip 44357310
Shares 83,700
Offering Price $25.00
Spread $1.750
Cost $2,092,500
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 5.61%
Syndicate Members Morgan Stanley / J.P. Morgan / UBS Investment Bank / Pacific Crest Securities / Canaccord Genuity / Raymond James
Fund JPMorgan Small Cap Value Fund
Trade Date 10/30/2014
Issuer Boot Barn Holdings, Inc. (BOOT) IPO
Cusip 9940610
Shares 6,600
Offering Price $16.00
Spread $1.120
Cost $105,600
Dealer Executing Trade Jefferies
% of Offering  purchased by firm 0.75%
Syndicate Members J.P. Morgan / Piper Jaffray / Jefferies / Wells Fargo Securities / Baird
Fund JPMorgan Small Cap Growth Fund
Trade Date 11/6/2014
Issuer Coherus BioSciences, Inc. (CHRS) IPO
Cusip 19249H103
Shares 211,900
Offering Price $13.50
Spread $0.945
Cost $2,860,650
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 6.46%
Syndicate Members J.P. Morgan / Credit Suisse / Cowen and Company
Fund JPMorgan Small Cap Growth Fund
Trade Date 11/6/2014
Issuer Nevro Corp. (NVRO) IPO
Cusip 64157F103
Shares 103,500
Offering Price $18.00
Spread $1.260
Cost $1,863,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 4.21%
Syndicate Members J.P. Morgan / Morgan Stanley / Leerink Partners / JMP Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 12/11/2014
Issuer New Relic, Inc. (NEWR) IPO
Cusip 64829B100
Shares 23,200
Offering Price $23.00
Spread $1.610
Cost $533,600
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.52%
Syndicate Members Morgan Stanley / J.P. Morgan / Allen & Company LLC / UBS Investment Bank / JMP Securities / Raymond James
Fund JPMorgan Small Cap Growth Fund
Trade Date 12/16/2014
Issuer On Deck Capital, Inc. (ONDK) IPO
Cusip 682163100
Shares 165,500
Offering Price $20.00
Spread $1.400
Cost $3,310,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.76%
Syndicate Members Morgan Stanley / BofA Merrill Lynch / J.P. Morgan / Deutsche Bank Securities / Jefferies / Raymond James / Stifel / Needham & Company